SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2000

Marketing Specialists Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24667 (Commission file number)	04-3411833 (IRS employer identification no.)

17855 N. Dallas Parkway, Suite 200
Dallas, Texas 75287
(Address and zip code of principal executive offices)

Registrant's telephone number, including area code:
(972) 349-6200

Merkert American Corporation
490 Turnpike Street
Canton, Massachusetts 02021
(Former name and address)

Item 5.  Other Events

          On April 26, 2000, the Registrant issued a press release announcing that, effective upon the open of business April 27, 2000, the Registrant's common stock will begin trading on the Nasdaq SmallCap market, having been moved from the Nasdaq National System as the Registrant no longer fulfilled the Nasdaq National Market System maintenance requirements. The Registrant's common stock will continue to be traded under the symbol MKSP. A copy of this press release is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
(c)	Exhibits
The following Exhibits are filed herewith:
99.1

Press Release issued by the Registrant on April 26, 2000 announcing that, effective upon the open of business April 27, 2000, the Registrant's common stock will begin trading on the Nasdaq SmallCap market.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETING SPECIALISTS CORPORATION

By: /S/ TIMOTHY M. BYRD ________________________________ Timothy M. Byrd Chief Financial Officer

Date: April 27, 2000

EXHIBIT INDEX

Exhibit Number	Description
99.1*

Press Release issued by the Registrant on April 26, 2000 announcing that, effective upon the open of business April 27, 2000, the Registrant's common stock will begin trading on the Nasdaq SmallCap market.

* filed herewith